================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        SILICON VALLEY RESEARCH, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                         SILICON VALLEY RESEARCH, INC.
                            6360 San Ignacio Avenue
                              San Jose, CA 95119

                                                                 August 4, 1999

To Our Shareholders:

  You are cordially invited to attend the Annual Meeting of Shareholders of SILICON VALLEY RESEARCH, INC. on Monday, September 13, 1999, at the offices of the Company's corporate counsel, Rosenblum, Parish & Isaacs, P.C.,160 West Santa Clara Street, 15th Floor, San Jose, California, at 2:00 p.m., Pacific Daylight Time.

  The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. Also enclosed is a copy of the 1999 SILICON VALLEY RESEARCH, INC. Annual Report, which includes audited financial statements and certain other information.

  It is important that you use this opportunity to take part in the affairs of SILICON VALLEY RESEARCH, INC. by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

  We look forward to seeing you at the meeting.

                                       Sincerely,

                                       /s/ ROBERT R. ANDERSON
                                       Robert R. Anderson
                                       Chairman of the Board of Directors

Enclosures

                         SILICON VALLEY RESEARCH, INC.
                            6360 San Ignacio Avenue
                              San Jose, CA 95119

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   To Be Held on Monday, September 13, 1999

                               ----------------

Dear Shareholders:

  You are invited to attend the Annual Meeting of Shareholders of SILICON VALLEY RESEARCH, INC. (the "Company"), which will be held at 2:00 p.m., Pacific Daylight Time, on Monday, September 13, 1999, at the offices of the Company's corporate counsel, Rosenblum, Parish & Isaacs, P.C.,160 West Santa Clara Street, 15th Floor, San Jose, California, for the following purposes:

    1. To elect four directors of the Company to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until their earlier resignation or removal.

    2. To ratify the appointment of Moss Adams LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000.

    3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Shareholders of record of the Company's Common Stock at the close of business on July 29, 1999 are entitled notice of, and to vote at, the meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ ROBERT R. ANDERSON
                                          Robert R. Anderson
                                          Chairman

San Jose, California
August 4, 1999

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                PROXY STATEMENT

                               ----------------

                                August 4, 1999

  The accompanying proxy is solicited on behalf of the Board of Directors of SILICON VALLEY RESEARCH, INC., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Monday, September 13, 1999, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is August 4, 1999, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.

                              GENERAL INFORMATION

  Annual Report. An annual report for the fiscal year ended March 31, 1999 is enclosed with this Proxy Statement.

  Voting Securities. Only shareholders of record as of the close of business on July 29, 1999 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 26,218,220 shares of common stock, no par value ("Common Stock") of the Company issued and outstanding. Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

  Shareholders have cumulative voting rights in the election of directors. Under the cumulative voting method, a shareholder may multiply the number of shares owned by the number of directors to be elected and cast this total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. A shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate his or her votes. If any shareholder gives such notice, all shareholders may then cumulate their votes. Management is hereby soliciting discretionary authority to cumulate votes represented by proxies if cumulative voting is invoked.

  Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. In addition, the Company will solicit shareholders by mail through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

  Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

  Stock Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information as of July 20, 1999, with respect to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock of the Company, (ii) each director and director-nominee of the Company, (iii) the persons named in the Summary Compensation Table below and
(iv) all executive officers and directors of the Company as a group.

         Name and Address of Beneficial      Amount and Nature of     Percent
           Owner or Identity of Group       Beneficial Ownership(1) of Class(2)
         ------------------------------     ----------------------- -----------
      J.F. Shea Co., Inc.(3), (12)........         9,547,687           30.0
       655 Brea Canyon Road
       Walnut, CA 91789
      Austin Marxe(4).....................         7,890,369           26.6
       153 E. 53rd Street, 51st Floor
       New York, NY 10022
      Bay Area Micro-Cap Fund, L.P.(5),
       (12)...............................         4,155,630           14.5
       1151 Bay Laurel Drive
       Menlo Park, CA 94025
      David G. Arscott(6), (12)...........         2,751,315            9.9
       1550 El Camino Real, Suite 275
       Menlo Park, CA 94025
      Robert R. Anderson(7), (12).........         2,637,055            9.6
       6360 San Ignacio Avenue
       San Jose, CA 95119
      James O. Benouis(8), (12)...........         2,240,755            8.4
       7608 Highway 71 West, Suites C & D
       Austin, TX 78735
      Roy L. Rogers(9), (12)..............         1,964,057            7.2
       2700 Sand Hill Road
       Menlo Park, CA 94025
      David R. Reebel.....................         1,384,615            5.3
       6432 Old Harbor Lane
       Austin, TX 78739
      Minoru Takagi.......................                 0              *
      Laurence G. Colegate, Jr.(10).......           114,942              *
      David Knight........................                 0              *
      All executive officers and directors
       as a group(11) (4 persons).........         7,629,125           25.6

--------
  *   Less than 1%

 (1) Unless otherwise indicated below, each person or entity named in the table has sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

 (2) Percentage of ownership is based on 26,218,220 shares of Common Stock outstanding on July 20, 1999.

 (3) Includes 3,460,395 shares and 5,600,518 shares subject to warrants exercisable within 60 days of July 20, 1999 held by J.F. Shea Co., Inc. ("JFSCI"), 7,258 shares held by Peter O. Shea, Vice President and Director of JFSCI, and 7,258 shares held by John F. Shea, President and Director of JFSCI. Also includes 472,258 shares held by the E&M RP Trust (of which Mr. Edmund H. Shea, Jr., Vice President and Director of JFSCI, is trustee).

 (4) Includes 1,331,784 shares and 1,331,784 shares subject to warrants exercisable within 60 days of July 20, 1999 held by Special Situations Private Equity Fund, L.P., 2,301,380 shares and 1,491,379 shares subject to warrants exercisable within 60 days of July 20, 1999 held by Special Situations Fund III, L.P. and 855,521 shares and 578,521 shares subject to warrants exercisable within 60 days of July 20, 1999 held by

    Special Situations Cayman Fund, L.P. Mr. Marxe is a General Partner of Special Situations Private Equity Fund, L.P., Special Situations Fund III, L.P. and Special Situations Cayman Fund, L.P.

 (5) Includes 1,628,165 shares and 2,473,665 shares subject to warrants exercisable within 60 days of July 20, 1999 held by Bay Area Micro-Cap, Fund L.P. ("BAMCF") and 53,800 shares held by Gregory F. Wilbur, a General Partner of BAMCF.

 (6) Includes 227,208 shares and 651,634 shares subject to warrants exercisable within 60 days of July 20, 1999 held by Compass Chicago Partners, L.P., 34,920 shares and 78,230 shares subject to warrants exercisable within 60 days of July 20, 1999 held by Compass Management Partners, L.P. and 777,137 shares and 958,088 shares subject to warrants exercisable within 60 days of July 20, 1999 held by Compass Technology Partners, L.P. Mr. Arscott is a General Partner of Compass Chicago Partners, L.P., Compass Management Partners, L.P. and Compass Technology Partners, L.P. Mr. Arscott disclaims beneficial ownership of the portion of the shares and warrants that exceeds his proportionate interest in the limited partnerships. Also includes 24,098 shares held directly by Mr. Arscott.

 (7) Includes 680,956 shares held in trusts of which Mr. Anderson is trustee, including 610,956 shares held by the Robert R. and Sally E. Anderson Trust, 12,500 shares held by the Robert K. Anderson Trust, 12,500 shares held by the Sharon Davidson Trust, 35,000 shares held by the Timothy R. Anderson Trust and 10,000 shares held by the Steven Davidson Trust. Also includes 17,550 shares of which Mr. Anderson disclaims beneficial ownership, including 2,550 shares owned by Sharon Davidson and 15,000 shares owned by Steven Davidson, two of Mr. Anderson's children. Also includes 561,775 shares, 1,201,775 shares subject to warrants exercisable within 60 days of July 20, 1999 and 174,999 shares subject to options exercisable within 60 days of July 20, 1999 held directly by Mr. Anderson.

 (8) Includes 370,370 shares subject to warrants exercisable within 60 days of July 20, 1999 and 105,000 shares subject to options exercisable within 60 days of July 20, 1999.

 (9) Includes 878,714 shares and 1,014,554 shares subject to warrants exercisable within 60 days of July 20, 1999 held by the Rogers Family Trust (of which Roy L. Rogers serves as trustee) and 15,000 shares held by the Roy L. Rogers IRA. Also includes 45,789 shares and 10,000 shares subject to options exercisable within 60 days of July 20, 1999.

(10) Includes 57,471 shares subject to warrants exercisable within 60 days of July 20, 1999.

(11) Includes 279,999 shares subject to options exercisable within 60 days of July 20, 1999 and 3,260,097 shares subject to warrants exercisable within 60 days of July 20, 1999.

(12) The share amounts reflect the person's interests in the June and July, 1999 debt financing transaction that is discussed at "Certain Transactions," supra. Please refer to that section for detail of the change in the amounts shown above that may occur should the condition to the July portion of the transaction remain unfulfilled as of July 31, 1999.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Company's directors are elected annually to serve until the next annual meeting of shareholders and thereafter until their successors are elected and are qualified. The Bylaws of the Company authorize a flexible number of directors ranging from five to nine. Within this range, the authorized number of directors is currently set at five. At the 1998 Annual Meeting of Shareholders, four directors were elected to serve on the Company's Board of Directors (the "Board") and there was one vacancy. In October 1998, Roy L. Rogers resigned from his position on the Board and in December 1998, Thomas A. Sherby resigned from his position on the Board. In June 1999, David G. Arscott and David Knight were appointed to the Board. Management has nominated four persons for election as director; therefore, unless an additional person is nominated and elected, there will be one vacancy on the Board to be filled by the Board with an interested and suitable candidate in the future.

  Unless otherwise directed by shareholders, the proxyholders will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members of the Board. The Company is advised that all of the nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxyholders will refrain from voting for the unavailable nominee and will vote for a substitute nominee for the office of director as the Board may recommend. If a quorum is present and voting, the four nominees for director receiving the highest number of votes will be elected directors. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority, i.e. "broker non-votes", will be counted as present for purposes of determining if a quorum is present.

Directors/Nominees

  The names of the nominees to the Board and their respective ages are as follows:

      Name                                                    Age Director Since
      ----                                                    --- --------------
      Robert R. Anderson(1)(2)...............................  61  January 1994
       Chairman
      James O. Benouis.......................................  31  April 1998
       President and CEO
      David G. Arscott(1)(2).................................  55  June 1999
      David Knight(1)(2).....................................  51  June 1999

--------
(1) Member of Audit Committee

(2) Member of Compensation Committee

  Robert R. Anderson became Chairman of SVR in January 1994 and re-assumed the position of Chief Executive Officer in December 1996 until August 1998. Prior to that, Mr. Anderson was Chief Executive Officer from April 1994 until July 1995 and was Chief Financial Officer from September 1994 to November 1995.
Mr. Anderson co-founded KLA Instruments Corporation "KLA," a supplier of equipment for semiconductor companies, in 1975. He served as Vice-Chairman of the Board of KLA from November 1991 to March 1994 and served as Chairman of the Board of KLA from May 1985 to November 1991. Prior to that, Mr. Anderson served as Chief Operating Officer and Chief Financial Officer of KLA for nine years. Mr. Anderson currently serves as a director of Applied Science & Technology Inc., a supplier of systems components for the semiconductor industry.

  James O. Benouis became President and Chief Operating Officer of the Company in March 1998 and was appointed Chief Executive Officer in August 1998. Mr. Benouis came to the Company from Quality I.C. Corporation ("QIC"), an integrated circuit design services company based in Austin, Texas, which was acquired by the Company in March 1998, where he was President from 1995 to 1998. While at QIC, his roles included project leadership for all IC design projects, software enhancements and daily business operation management. He holds a degree in Electrical Engineering from the University of Texas.

  David G. Arscott is General Partner and Co-Founder of Compass Technology Partners which invests in public and private technology companies. He began his career with Citicorp Venture Capital Limited and in 1973 opened its West Coast office. In 1978, Mr. Arscott co-founded Arscott Norton & Associates which formed three venture capital funds. He is a director and past Chairman of Lam Research Corporation and a director of Cyberstate University. He has formerly served as President and Director of the Western Association of Venture Capitalists. Mr. Arscott earned his B.A. degree from the College of Wooster (1966) and his MBA from the University of Michigan.

  David Knight is the Founder, Chairman and CEO of The Shearwater Group, Inc., a worldwide eda software distribution and support company founded in 1992 which provides software tools and turnkey hardware/software solutions for Integrated Circuit ("IC") design. Prior to working at Shearwater, he co-founded Ultratech Photomask and was Division President of Sierracin/EOI. Mr. Knight has over thirty years experience in the IC design and manufacturing industry.

Board Meetings and Committees

  The Board met three times during the fiscal year ended March 31, 1999. During the fiscal year ended March 31, 1999, the Audit Committee met once and the Compensation Committee did not meet. Each director attended at least 75% of the meetings of the Board and the Committees on which he served during such period.

  Standing committees of the Board include an Audit Committee and a Compensation Committee. The Audit Committee recommends engagement of the Company's independent accountants, reviews the scope of the audit, considers comments made by the independent accountants and reviews the non-audit services provided by the Company's independent accountants. During fiscal 1999, Thomas A. Sherby and Roy L. Rogers served as members of the Audit Committee and Robert R. Anderson, David G. Arscott, and David Knight are the current members of the Audit Committee.

  The Compensation Committee reviews and sets the level of cash and other remuneration for the executive officers of the Company, subject to approval by the Board. At various times during fiscal 1999, Roy L. Rogers, Thomas A. Sherby and Robert R. Anderson served as members of the Compensation Committee. Robert R. Anderson, David G. Arscott, and David Knight are the current members of the Compensation Committee.

                                PROPOSAL NO. 2

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected Moss Adams LLP as the Company's independent auditors for the fiscal year ending March 31, 2000 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives from Moss Adams LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

  Stockholder ratification of the selection of Moss Adams LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Moss Adams LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of different independent auditors at any time during the year if the Board of Directors determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required and Board of Director's Recommendation

  The affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

  The following table sets forth information concerning the compensation paid for all services in all capacities to the Company during fiscal 1999, 1998 and 1997, (a) to the persons who served as the Company's Chief Executive Officer during fiscal 1999 and (b) to the persons who served as executive officers during fiscal 1999 whose salary and bonus for fiscal 1999 was at least $100,000.

                          Summary Compensation Table

                                                                Long-Term
                                    Annual Compensation        Compensation
                                ------------------------------ ------------
                                                  Other Annual                All Other
        Name and         Fiscal Salary     Bonus  Compensation   Options     Compensation
   Principal Position     Year    ($)      ($)(1)    ($)(2)        (#)          ($)(3)
   ------------------    ------ -------    ------ ------------ ------------  ------------
Robert R. Anderson......  1999   20,833        0       --              0           375
 Chairman of the Board    1998   50,000        0       --        290,000(4)        306
                          1997   50,000        0       --        250,000             0

James O. Benouis........  1999  175,000        0       --              0         7,800
 President and            1998   14,583        0       --        350,000           650
 Chief Executive Officer  1997        0        0       --              0             0

Former Executive
 Officers
----------------
Minoru Takagi...........  1999  150,000(5)     0       --              0             0
 Vice President of SVR,   1998  202,172(6)     0       --         76,250(7)          0
 and President of SVR
  K.K.                    1997  244,311        0       --         30,000(8)          0

Laurence G. Colegate,
 Jr. ...................  1999  155,000        0       --              0        10,604
 Senior Vice President,   1998  150,000        0       --        120,000(9)      1,418
 Finance and
  Administration          1997   19,327    2,000       --        100,000            77

--------
(1) The Executive Officers participated in a Bonus Plan known as the "Management By Objectives" ("MBO") plan. Under this plan bonuses were paid to officers quarterly based, in part, on the officer achieving predetermined goals and, in part, on the profitability of the Company.

(2) Such Other Annual Compensation did not exceed the lesser of (i) $50,000 or (ii) 10% of such executive officers' salary and bonus combined.

(3) All Other Compensation paid to the executive officers is comprised of group-term life insurance premiums and auto allowances, except for $500 in 401(k) employer matching contributions for Mr. Colegate.

(4) Includes options for 290,000 shares which were repriced on July 17, 1997, which replaced options granted in fiscal 1996 and 1997.

(5)  Estimated amount.

(6) Represents a base salary of $191,892 and commissions in the amount of $10,280.

(7) Includes options for 66,250 shares which were repriced on July 17, 1997, which replaced options granted in fiscal 1992, 1994, 1995, 1996 and 1997.

(8) Includes options for 20,000 shares which were repriced on November 21, 1996, which replaced options granted in fiscal 1996.

(9) Includes options for 100,000 shares which were repriced on July 17, 1997, which replaced options granted in fiscal 1997.

                       Fiscal Year End Option Values (1)

                             Number of Securities             Value of Unexercised
                            Underlying Unexercised           In-the-Money Options at
                         Options at Fiscal Year End(#)        Fiscal Year End($)(2)
                         --------------------------------   -------------------------
          Name            Exercisable      Unexercisable    Exercisable Unexercisable
          ----           --------------   ---------------   ----------- -------------
Robert R. Anderson......          153,331           146,669     --           --
James Benouis...........           70,000           280,000     --           --
Minoru Takagi...........                0                 0     --           --
Laurence G. Colegate,
 Jr. ...................           46,666            73,334     --           --

--------
(1) There were no exercises of options to purchase the Company's Common Stock by the persons named in the Summary Compensation Table during fiscal 1999.

(2) The exercise prices of these stock options were above the market price of the Company's Common Stock on March 31, 1999. The average of the high and low market price as of March 31, 1999 was $0.135.

  The following table provides the specified information concerning all repricings of options to purchase the Company's Common Stock held by any executive officer from April 1, 1989 to March 31, 1999.

                           TEN-YEAR OPTION REPRICING

                                  Number of
                                  Underlying Market Price    Exercise                Length of Original
                                   Options    of Stock at    Price at                   Option Term
                                   Repriced     Time of      Time of                 Remaining at Date
                        Repricing     or     Repricing or  Repricing or New Exercise  of Repricing or
   Name and Position      Date    Amended(#) Amendments($) Amendment($)   Price($)      Amendment(1)
   -----------------    --------- ---------- ------------- ------------ ------------ ------------------
Robert Anderson........  7/17/97   250,000      0.8750        1.3125       0.8750        115 months
 Chairman                7/17/97    40,000      0.8750        3.4376       0.8750         93 months
Former Executive Offi-
 cers:
Laurence Colegate......  7/17/97   100,000      0.8750        1.3125       0.8750        115 months
 Former Senior VP,
 Finance and
 Administration
Donald Hanson..........  7/17/97   100,000      0.8750        1.0625       0.8750        119 months
 Former CTO
Minoru Takagi..........  7/17/97     3,750      0.8750        1.7500       0.8750         51 months
 Former VP and Pres. of
  SVR K.K.               7/17/97     7,500      0.8750        2.3000       0.8750         69 months
                         7/17/97    12,500      0.8750        1.0000       0.8750         75 months
                         7/17/97    12,500      0.8750        1.1250       0.8750         81 months
                         7/17/97    10,000      0.8750        1.3125       0.8750        115 months
                         7/17/97     7,500      0.8750        2.5000       0.8750        103 months
                         7/17/97    12,500      0.8750        2.5000       0.8750         92 months
                        11/21/96    12,500      2.5000        3.4376       2.5000        100 months
                        11/21/96     7,500      2.5000        4.7500       2.5000        111 months
Teng-Sheng Moh.........  7/17/97    10,000      0.8750        1.6250       0.8750         83 months
 Former VP of
  Engineering and
  Support                7/17/97    10,000      0.8750        1.3125       0.8750        115 months
                         7/17/97    25,000      0.8750        1.1875       0.8750        117 months
                         7/17/97    10,000      0.8750        2.5000       0.8750         98 months
                         7/17/97     5,000      0.8750        2.5000       0.8750        103 months
                         7/17/97    25,000      0.8750        2.5000       0.8750        100 months
                         7/17/97    12,500      0.8750        2.5000       0.8750         95 months
                         7/17/97     2,500      0.8750        2.5000       0.8750         87 months
                        11/21/96     2,500      2.5000        3.2500       2.5000         95 months
                        11/21/96    12,500      2.5000        5.0000       2.5000        103 months
                        11/21/96    25,000      2.5000        6.7500       2.5000        108 months
                        11/21/96     5,000      2.5000        4.7500       2.5000        111 months
                        11/21/96    10,000      2.5000        4.7500       2.5000        116 months
Ching-Chy Wang.........  7/17/97     9,375      0.8750        1.7500       0.8750         83 months
 Former VP and Pres. of
  SVR--Asia Pacific      7/17/97    27,000      0.8750        1.3125       0.8750        115 months
                         7/17/97    15,000      0.8750        2.5000       0.8750        107 months
                         7/17/97     3,000      0.8750        2.5000       0.8750        103 months
                         7/17/97     5,000      0.8750        2.5000       0.8750        103 months
                         7/17/97     2,500      0.8750        2.5000       0.8750         95 months
                        11/21/96     2,500      2.5000        5.0000       2.5000        103 months
                        11/21/96    15,000      2.5000        4.8750       2.5000        111 months
                        11/21/96     3,000      2.5000        4.7500       2.5000        111 months
                        11/21/96    15,000      2.5000        6.7500       2.5000        115 months
Warren Wong............  7/17/97    25,000      0.8750        1.3125       0.8750        115 months
 Former VP of Sales      7/17/97    75,000      0.8750        2.5000       0.8750        111 months
                        11/21/96    75,000      2.5000        4.3200       2.5000        119 months
Glenn E. Abood......... 11/21/96   250,000      2.5000        3.1250       2.5000        102 months
 Former CEO             11/21/96   100,000      2.5000        4.5000       2.5000        112 months
Cheryl Billings........ 11/21/96     6,000      2.5000        2.7500       2.5000         78 months
 Former CFO             11/21/96     7,500      2.5000        5.0000       2.5000        103 months
                        11/21/96    10,000      2.5000        4.8750       2.5000        111 months
                        11/21/96     4,500      2.5000        4.7500       2.5000        111 months
                        11/21/96    13,726      2.5000        5.1250       2.5000        118 months
                        11/21/96    15,000      2.5000        4.2510       2.5000        117 months
Gopi Ganapathy......... 11/21/96   100,000      2.5000        4.2510       2.5000        117 months
 Former CTO
Craig Wentzel.......... 11/21/96    50,000      2.5000        7.5000       2.5000        108 months
 Former VP of Sales     11/21/96     5,000      2.5000        4.8750       2.5000        111 months
                        11/21/96     5,500      2.5000        4.7500       2.5000        111 months

-------
(1) Repriced options continue to vest on the same schedule as the original option which is generally a five-year vesting schedule with 20% vested one year after original grant date and 1/60 vested monthly for the remaining four years.

Director Compensation

  Directors who are also Company employees receive no fee for serving as directors. Mr. Anderson received $20,833 for serving as an officer and no fee for serving as a director. Mr. Benouis received $182,800 for serving as an officer and no fee for serving as a director. Effective April 1, 1995, "Outside Directors", directors of the Company who are not at the time of option grant employees of the Company or any parent or subsidiary corporation of the Company, are paid a retainer of $8,000 per year, $1,000 for each Board Meeting attended and $500 for each Committee meeting attended and "Investor Directors", that is Outside Directors who own or are affiliates of those who own 1% or more of the total combined voting power of the Company, are paid a retainer of $6,000 per year, $500 for each Board meeting attended and $250 for each Committee meeting attended. Each of the Company's non-employee directors is eligible to receive options under the Company's 1990 Directors' Stock Option Plan, the terms of which are described below.

  General. The Directors' Plan was adopted by the Board on May 14, 1990 and was approved by the Company's shareholders on July 10, 1990. As adopted, a total of 75,000 shares of Common Stock were reserved for issuance under the Directors' Plan. To the extent that any outstanding option under the Directors' Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option is not exercised become available for future grants under the Directors' Plan. The Board and the shareholders have amended the Directors' Plan from time to time in order to increase the number of shares issuable thereunder and to modify the provisions regarding the grant of nonqualified stock options to non-employee directors pursuant to the Directors' Plan. A total of 225,000 shares have been reserved for issuance under the Directors' Plan and as of July 20, 1999, there were approximately 101,000 shares available for future grants under the Directors' Plan.

  Administration. The Directors' Plan is administered by the Board or a duly appointed committee of the Board. However, under the Directors' Plan, as amended, the Board or the committee has no discretion to select the non-employee directors of the Company who are granted options under the Directors' Plan, to set the exercise price of such options, to determine the number of shares for which or the time at which particular options are granted or to establish the duration of such options, except in the sense of administering the Directors' Plan subject to its provisions. The Board or committee is authorized to interpret the Directors' Plan and options granted under the Directors' Plan, and all such determinations of the Board or committee will be final and binding on all persons having an interest in the Directors' Plan or any option.

  Eligibility. The Directors' Plan provides for the automatic grant of stock options (as discussed below) to directors of the Company who are not at the time of option grant employees of the Company or of any parent or subsidiary corporation of the Company (the "Outside Directors"). As of July 20, 1999, options to purchase 114,000 shares were outstanding under the Directors' Plan, with exercise prices ranging from $0.14 to $1.4375, a weighted average exercise price of $0.2811, and expiration dates ranging January 24, 2001 to June 14, 2009. As of July 20, 1999, three Outside Directors were eligible to participate in the Directors' Plan.

  Automatic Grant of Options. The Directors' Plan presently provides that each Outside Director who is initially elected or appointed to the Board will automatically be granted an option to purchase 45,000 shares of the Company's Common Stock on the day immediately following such initial election or appointment (the "Initial Option"). The Directors' Plan also currently provides for the automatic grant of an option to purchase 9,000 shares of the Company's Common Stock to each Outside Director (the "Annual Option"). In addition, the Directors' Plan provided for the grant of an option on February 11, 1997 to each Outside Director who was serving as a member of the Audit Committee of the Board on such date, which option was for 10,000 shares (reduced by the number of shares subject to any other options granted to the Outside Director on such date).

  Terms and Conditions of Options. The exercise price of any option granted under the Directors' Plan must equal the fair market value, as determined pursuant to the Directors' Plan, of a share of the Company's Common Stock on the date of grant. As of July 20, 1999, the closing price of the Company's Common Stock was $0.14. Each option granted under the Directors' Plan is evidenced by a written agreement between the Company and the Outside Director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Directors' Plan. No option is exercisable after the expiration of 10 years after the date such option is granted, subject to earlier termination in the event the optionee ceases to be a director of the Company or in the event of a Transfer of Control of the Company, as discussed below. One-fourth of the shares subject to an option granted under the Directors' Plan generally become vested and exercisable one year after the date of grant and the remaining shares vest in equal monthly installments over a three-year period thereafter.

  Shares subject to an option granted under the Directors' Plan may be purchased for cash, or in cash equivalent, by tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale of some or all of the shares of Common Stock being acquired upon the exercise of the option, or by any combination of these. During the lifetime of the optionee, the option may be exercised only by the optionee or the optionee's guardian or legal representative. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

  Transfer of Control. A "Transfer of Control" will be deemed to occur upon any of the following events in which the shareholders of the Company do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company or its successor: (i) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company, (ii) a merger in which the Company is a party, or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company. A Transfer of Control will also occur in the event of a liquidation or dissolution of the Company. In the event of a Transfer of Control of the Company, all shares subject to options outstanding under the Directors' Plan will become immediately exercisable and fully vested as of the date 10 days prior to such event. In addition, the Board may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof (the "Acquiring Corporation") to either assume outstanding options or substitute options for the Acquiring Corporation's stock for the outstanding options. Any options which are neither assumed or substituted for by the Acquiring Corporation nor exercised as of the date of the Transfer of Control will terminate effective as of such date.

  Termination or Amendment. All options must be granted, if at all, by May 14, 2010. The Board or committee may terminate or amend the Directors' Plan at any time, but, without shareholder approval, the Board may not amend the Directors' Plan to increase the total number of shares of Common Stock reserved for issuance thereunder or expand the class of persons eligible to receive options.

Certain Transactions

  On June 8, 1998, the Company completed a private placement of units comprising 2,377,909 shares of Common Stock and warrants to purchase an additional 2,377,909 shares of Common Stock at $0.37 per share with an expiration date of May 29, 2005. Five of the investors were 5% shareholders, officers or directors at the time of the offering and participated in the offering, as follows:

    Austin W. Marxe, a 10% shareholder, purchased 81,395 shares and 81,395 shares subject to warrants for Special Situations Private Equity Fund, L.P. and 81,395 shares and 81,395 shares subject to warrants for Special Situations Cayman Fund, L.P. Mr. Marxe is a General Partner of Special Situations Private Equity Fund, L.P. and Special Situations Cayman Fund, L.P.

    J.F. Shea Co., Inc., a 10% shareholder, purchased 872,093 shares and 872,093 shares subject to warrants.

    Bay Area Micro-Cap Fund, L.P., a 5% shareholder, purchased 348,837 shares and 348,837 shares subject to warrants.

    Robert R. Anderson, an officer and director of the Company, purchased 150,000 shares and 150,000 shares subject to warrants.

    Roy L. Rogers, a director of the Company at the time, purchased 58,140 shares and 58,140 shares subject to warrants for the Rogers Family Trust.

  During June and July 1999, the Company undertook a subordinated debt financing comprised of promissory notes ("Notes"), and warrants to purchase shares of Common Stock ("Warrants"). The Notes are three-year notes with an aggregate principal amount of $1,000,000, including second closing Notes as described below. The Notes earn simple interest at a rate of ten percent per year. The Company issued an aggregate of 8,000,000 Warrants at $0.01 per Warrant, including second closing Warrants as described below. Each Warrant will purchase one share of Common Stock at the exercise price of $0.125 per share and has an expiration date of June 16, 2004.

  This financing transaction is comprised of two closings. The first closing took place on June 7, 1999. Five of the investors were 5% shareholders, officers or directors at the time of the offering and participated in the offering, as follows:

    J.F. Shea Co., Inc., a 10% shareholder of the Company, purchased a $250,000 Note and 2,000,000 Warrants.

    Bay Area Micro-Cap Fund, L.P., a 10% shareholder of the Company, purchased a $100,000 Note and 800,000 Warrants.

    David G. Arscott, a director and 5% shareholder of the Company, purchased a $50,000 Note and 400,000 Warrants for Compass Technology Partners, L.P., and a $50,000 Note and 400,000 Warrants for Compass Chicago Partners, L.P. Mr. Arscott is a General Partner of Compass Technology Partners, L.P., and Compass Chicago Partners, L.P.

    Roy L. Rogers, a 5% shareholder of the Company, purchased a $50,000 Note and 400,000 Warrants for the Rogers Family Trust.

    Robert R. Anderson, an officer and director of the Company, purchased a $50,000 Note and 400,000 Warrants.

  The second closing, occurred on July 15, 1999, subject to one condition, that the Company negotiate a workout agreement with the Credit Managers' Association to resolve accounts payable issues. The workout must be acceptable to holders of a majority in principal amount of the 258,704 Notes issued in this closing, and must be negotiated on or before July 31, 1999. Six of the investors in this closing were 5% shareholders, officers or directors at the time of the offering and participated in the offering, as follows:

    J.F. Shea Co., Inc., a 10% shareholder of the Company, purchased a $80,000 Note and 640,000 Warrants.

    Bay Area Micro-Cap Fund, L.P., a 10% shareholder of the Company, purchased a $60,000 Note and 480,000 Warrants.

    David G. Arscott, a director and 5% shareholder of the Company, purchased a $15,740.74 Note and 125,926 Warrants for Compass Technology Partners, L.P., a $15,740.74 Note and 125,926 Warrants for Compass Chicago Partners, L.P and a $5,925.92 Note and 47,407 Warrants for Compass Management Partners, L.P. Mr. Arscott is a General Partner of Compass Technology Partners, L.P., Compass Chicago Partners, L.P. and Compass Management Partners, L.P.

    Roy L. Rogers, a 5% shareholder of the Company, purchased a $25,000 Note and 200,000 Warrants for the Rogers Family Trust.

    Robert R. Anderson, an officer and director of the Company, purchased a $10,000 Note and 80,000 Warrants.

    James O. Benouis, an officer and director of the Company, purchased a $46,296.30 Note and 370,370 Warrants.

Employment Agreements and Change-in-Control Arrangements

  Under the Company's 1988 Stock Option Plan, in the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction or series of transactions in which 50% or more of the then outstanding voting stock is sold or otherwise transferred to a single transferee or group of related transferees, or the sale of all or substantially all of the assets of the Company, any or all outstanding options may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all optionees. In the alternative, the successor corporation may substitute equivalent options or provide substantially similar consideration to optionees as was provided to shareholders (after taking into account the existing provisions of the options). The successor corporation may also issue, in place of outstanding shares of the Company held by the optionee, substantially similar shares or other property subject to repurchase restrictions no less favorable to the optionee.

  Under the Company's Directors' Plan, in the event of a Transfer of Control (as defined in the Directors' Plan) of the Company, any unexercisable or unvested portion of outstanding options will be immediately exercisable and vested in full as of the date 10 days prior to the date of the Transfer of Control. In addition, the Board of Directors of the Company, in its sole discretion, may arrange for the acquiring corporation to either assume the Company's rights and obligations under outstanding options or substitute substantially equivalent options for the acquiring corporation's stock for outstanding options. Any options which are neither assumed or substituted by the acquiring corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control will terminate and cease to be outstanding as of the date of the Transfer of Control.

Independent Public Accountants

  Members of the firm of Moss Adams LLP, the Company's principal accountant for the current fiscal year, and for the most recently completed fiscal year, are invited to the shareholders' meeting and are expected to attend. They will have an opportunity, if they so desire, to make a statement and will be available to respond to appropriate questions. The Company's former principal accountant, PricewaterhouseCoopers LLP resigned as of May 14, 1999, and the services of Moss Adams LLP were retained on May 17, 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all reports they file under Section 16(a).

  To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during the fiscal year ended March 31, 1999 with the exception of a Form 5 for Thomas A. Sherby, a former director, that was filed with the SEC one day past the due date.

             REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
                      DIRECTORS ON EXECUTIVE COMPENSATION

  The Compensation Committee (The "Committee") of the Board of Directors is comprised of three non-employee directors; Messrs. Anderson, Arscott, and Knight. None of these persons was a Committee member during fiscal year 1999, except for Mr. Andersen who became a member during October 1998.

Compensation Committee Policy

  The Committee establishes base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers of the Company at, or about, the beginning of each fiscal year. The Committee acts on behalf of the Board of Directors to establish the general compensation policy of the Company for all executive officers of the Company. The Committee administers the equity incentive plans, including the Company's 1988 Stock Option Plan and the Bonus Plan for executive officers. The Committee believes that the compensation of the CEO and the other executive officers should be commensurate with the Company's performance and the individual executive's performance. The Committee also believes that such compensation should be competitive with the compensation executive officers receive at similar companies for similar services. In this way, the Company will be able to attract and retain competent executive talent. Consistent with this policy, a designated portion of the compensation of each executive officer is contingent upon corporate performance and the executive's performance. Equity incentives for executive officers are provided through the granting of stock options under the Company's 1988 Stock Option Plan.

  In determining the executive officers' salaries, incentive compensation, and stock option grants, the Committee makes reference to the Radford Survey of competitive salaries in the technology sector for similar positions, informal surveys and inquiries, which may be conducted by the Company from time to time, and the Committee members' own knowledge and familiarity with competitive compensation rates of executive officers within the electronics industry.

  In preparing the performance graph for this Proxy Statement, the Company has selected the Standard & Poors' High Technology Composite Index (The "S&P High Technology Index"). The companies that the Company included in its stratified salary surveys are not necessarily those included in the indices, as such companies may not be competitive with the Company for executive talent.

Fiscal Year 1999 Executive Compensation

  Base Salary. The base salaries of the executive officers for fiscal year 1999 were set on an individual basis at various times by the Committee. The Committee set these salaries on the basis of personal performance and the levels it believes are comparable with other companies that compete for similar executive talent. The Committee generally intends to compensate executive officers at the middle of the range of employees of similar rank. The executive officers also qualify for and enjoy the standard benefits that are available to full-time employees of the Company, including participation in a 401(k) plan.

  Bonus Plan. This plan was established, and is administered, to encourage personal performance and enhance overall company performance. The bonus is paid quarterly and is based on the Company's profit and revenue goals (one half of which is based on achievement of the annual revenue goal and one half of which is based on achievement of the quarterly profit goal). The maximum potential bonus payment for each executive officer who is a vice president is up to 35% (25% for executive officers who are not vice presidents) of his or her annual base salary if all goals are achieved and lower amounts are payable for partial achievement of goals. This plan was in effect throughout fiscal year 1999. No bonuses were paid for fiscal 1999 to any executive officers. The Committee believes that the Company's bonus plan is instrumental in encouraging top performance from its executive officers.

  Stock Options. Stock options are granted to executive officers when they first join the Company, in connection with a significant increase in responsibility, or to attain equality with a peer group. The Committee may grant additional stock options to executive officers to continue to retain such executives and provide incentives. The size of the option grants is determined based on expected future performance, existing options held by each optionee and other employees of similar rank and past performance. Generally, stock options become exercisable as they vest at a price that is equal to the fair market value of the Company's Common Stock on the date of grant. Generally, stock options vest over a five-year period and are contingent on the continued employment of the executive officer with the Company. There were no stock options granted to executive officers during fiscal year 1999.

Fiscal Year 1999 CEO Compensation

  Compensation for the CEO is determined through a process similar to that discussed above for executive officers. Mr. Benouis received stock options for 350,000 shares and an annual salary of $175,000 when he joined the Company as President and Chief Operating Officer in March 1998. In August 1998, he was appointed Chief Executive Officer. Mr. Benouis did not receive a salary increase and was not granted additional options. Mr. Benouis did not receive a bonus for fiscal 1999.

  Mr. Anderson agreed to re-assume the position of Chief Executive Officer in December 1996, receiving stock options for 250,000 shares. Mr. Anderson agreed to continue his annual salary of $50,000, which he received as a part-time officer of the Company prior to December 1996. He held the position of CEO and received a salary through August 1998. Mr. Anderson did not receive a bonus for fiscal 1999.

Tax Limitation

  Section 162(m) of the Internal Revenue Code limits deductions for compensation paid to certain executive officers to the extent that such compensation exceeds $1 million per officer in any year. An exemption from the
Section 162(m) limit exists for "performance-based" compensation. Compensation recognized by an executive officer when he or she exercises an outstanding option under the 1988 Stock Option Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the Section 162(m) $1 million limitation. The Company did not pay any nondeductible compensation to any of its executive officers in fiscal year 1999. Since it is not expected that the cash compensation to be paid to the Company's executive officers for fiscal year 2000 will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million upper limit.

                                          COMPENSATION COMMITTEE

                                          Robert R. Anderson

Compensation Committee Interlocks and Insider Participation

  During fiscal 1999, the members of the Compensation Committee consisted of Mr. Rogers and Dr. Sherby until their respective resignations. Mr. Anderson became a member of the Compensation Committee in October 1998. None of these persons was at any time during fiscal year 1999, or at any other time, an officer or employee of the Company, except Mr. Anderson who was employed by the Company until August 1998 and remains an officer. No executive officer of the Company serves as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Performance Measurement Comparison

  The following graph shows the total shareholder return of an investment of $100 in cash on March 31, 1994 for (i) the Company's Common Stock, (ii) the Standard & Poor's 500 Composite Index (the "S&P 500") and (iii) the S&P High Technology Index (the "S&P HTC"). All values assume reinvestment of the full amount of all dividends and are calculated as of March 31 of each year:

                Comparison of Five Year Cumulative Total Return*
             Among Silicon Valley Research, Inc., the S&P 500 Index
                     and the S&P High Tech Composite Index
                        [PERFORMANCE GRAPH APPEARS HERE]

*The graph above assumes $100 invested on March 31, 1994 in stock or index-- including reinvestment of dividends, calculated as of each fiscal year ending March 31. The graph above was plotted using the following data:

   Measurement Period                       Silicon Valley         S&P High Tech
   (Fiscal Year Covered)                    Research, Inc. S&P 500   Composite
   ---------------------                    -------------- ------- -------------
   3/94....................................      $100       $100       $100
   3/95....................................       305        116        127
   3/96....................................       410        153        171
   3/97....................................       103        183        231
   3/98....................................        83        271        349
   3/99....................................        12        321        560

                     SHAREHOLDER PROPOSALS TO BE PRESENTED
                            AT NEXT ANNUAL MEETING

  Proposals of shareholders intended to be presented at the next Annual Meeting of the Shareholders of the Company must be received at the Company's principal office not later than April 3, 2000, and satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting. Notice of a shareholder proposal not submitted for inclusion in the company's proxy statement will be considered untimely if received after June 20, 2000.

                                OTHER BUSINESS

  The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the accompanying notice. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

                                          By Order of the Board of Directors

                                          /s/ ROBERT R. ANDERSON
                                          Robert R. Anderson
                                          Chairman

Dated August 4, 1999

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                         SILICON VALLEY RESEARCH, INC.

                         Annual Meeting Of Shareholders

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert R. Anderson or James O. Benouis, or either of them, as proxies, with full power of substitution, to vote all shares of Silicon Valley Research, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of the Company's corporate counsel, Rosenblum, Parish & Isaacs P.C., located at 160 West Santa Clara Street, 15th Floor, San Jose, California 95113, on Monday, September 13, 1999, at 2:00 p.m. Pacific Daylight Time, and at any adjournment or postponement thereof, hereby ratifying all that said proxy or his substitute may do by virtue hereof, and the undersigned authorizes and instructs said proxy to vote as specified below.

The undersigned hereby acknowledges receipt of: (1)Notice of Annual Meeting of Shareholders to be held on September 13, 1999, (2)the accompanying Proxy Statement, and (3)the Annual Report of the Company for the fiscal year ended March 31, 1999.

           (Continued and to be dated and signed on the other side.)

                        Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Stockholders
                         SILICON VALLEY RESEARCH, INC.

                               September 13, 1999


           The shares represented hereby will be voted as specified.
 If no specification is made, such shares will be voted FOR proposals 1 and 2.

[X]   Please mark your
      votes as in this
      example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                       For       Withheld       Nominees:
1.   Election of       [_]         [_]             Robert R. Anderson
     Directors                                     James O. Benouis
                                                   David G. Arscott
                                                   David Knight

For all nominees except as noted below.

________________________________________________________

                                                          For  Against  Abstain
2.   To ratify the appointment of Moss Adams LLP as the   [_]    [_]      [_]
     Company's independent public accountants for the fiscal year ending March 31, 2000.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Mark here for change of address and note at left.    [_]

     Mark here if you plan on attending the annual
     meeting in person.                                   [_]

     Mark here if you do not plan on attending the annual
     meeting in person.                                   [_]


Signature(s)_________________________________ Dated: _____________________,1999.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.